UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 23, 2004
                                                      ------------------


                            ST. JUDE MEDICAL, INC.
            (Exact name of registrant as specified in its charter)

Minnesota                            0-8672                    41-1276891
----------                           ---------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number)          Identification No.)


One Lillehei Plaza, St. Paul, MN                                  55117
--------------------------------                                  -----
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code (651) 483-2000
                                                         --------------

                               Not applicable
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 23, 2004, the Company announced that it has signed a definitive agreement to acquire Endocardial Solutions, Inc. A copy of the Amended and Restated Agreement and Plan of Merger is furnished herewith as Exhibit 1.


Item 9.01 Financial Statements and Exhibits.

c) Exhibits:
      1           Amended and Restated Agreement and Plan of Merger



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of September, 2004.


                                                      ST. JUDE MEDICAL, INC.


                                                      By: /s/ Kevin T. O'Malley
                                                          ----------------------
                                                          Kevin T. O'Malley
                                                          Vice President and
                                                          General Counsel

                             EXHIBIT INDEX

Exhibit              Description of Exhibit
-------              ----------------------
1                    Amended and Restated Agreement and Plan of Merger,
                     dated September 29, 2004.